UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2013 (Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Shareholders on Tuesday, April 16, 2013, at the Morrison Center for the Performing Arts, Boise State University, Boise, Idaho. Richard K. Davis, Chairman, President and Chief Executive Officer, presided. The Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on March 8, 2013. The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2014 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,350,643,922	15,047,341	7,306,129	218,763,214
Y. Marc Belton	1,346,339,832	18,829,842	7,827,718	218,763,214
Victoria Buyniski Gluckman	1,338,160,414	26,035,118	8,801,860	218,763,214
Arthur D. Collins, Jr.	1,245,796,852	118,365,179	8,835,361	218,763,214
Richard K. Davis	1,316,232,007	44,725,914	12,039,471	218,763,214
Roland A. Hernandez	1,270,545,946	94,604,255	7,847,191	218,763,214
Doreen Woo Ho	1,353,830,441	11,934,845	7,232,106	218,763,214
Joel W. Johnson	1,339,039,108	26,526,594	7,431,690	218,763,214
Olivia F. Kirtley	1,351,536,271	14,290,983	7,170,138	218,763,214
Jerry W. Levin	1,337,235,240	26,687,169	9,074,983	218,763,214
David B. O’Maley	1,341,144,779	22,780,009	9,072,604	218,763,214
O’dell M. Owens, M.D., MPH	1,330,456,042	32,697,148	9,844,202	218,763,214
Craig D. Schnuck	1,354,949,693	10,752,078	7,295,621	218,763,214
Patrick T. Stokes	1,341,828,041	23,817,403	7,351,948	218,763,214

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2013 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,560,786,210	24,039,696	6,934,700	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,294,337,819	62,218,984	16,440,589	218,763,214

Proposal IV: Shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director.

The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
303,873,430	1,055,560,903	13,563,059	218,763,214

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President, General Counsel and Corporate Secretary

Date: April 18, 2013